UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02671

Deutsche DWS Municipal Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

1 International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2018

ITEM 1.	REPORT TO STOCKHOLDERS

May 31, 2018

Annual Report

to Shareholders

DWS Strategic High Yield Tax-Free Fund

(formerly Deutsche Strategic High Yield Tax-Free Fund)

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
13	Investment Portfolio
40	Statement of Assets and Liabilities
42	Statement of Operations
43	Statements of Changes in Net Assets
44	Financial Highlights
48	Notes to Financial Statements

59	Report of Independent Registered Public Accounting Firm
61	Information About Your Fund’s Expenses
62	Tax Information
63	Advisory Agreement Board Considerations and Fee Evaluation
68	Board Members and Officers
73	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. The Fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the Fund’s gains or losses. Although the Fund seeks income that is exempt from federal income taxes, a portion of the Fund’s distributions may be subject to federal, state and local taxes, including the alternative minimum tax. Please read prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE    MAY LOSE VALUE NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Strategic High Yield Tax-Free Fund

Letter to Shareholders

Dear Shareholder:

As you know, we as Deutsche Asset Management adopted our existing European brand, DWS, globally, earlier this year. In connection with that change, “DWS” will now replace “Deutsche” in most of our open-end mutual fund names, including share classes for certain money market funds which previously included the “Deutsche” in their names.

Building on more than 60 years of experience and a reputation for excellence in Germany and across Europe, DWS is known for the values that we see as core elements to our investors’ success: Excellence, Entrepreneurship, Sustainability and Integrity. We aim to demonstrate these qualities in all that we do.

Please remember that, as part of this name change, our website also has a new address: DWS.com. For your convenience, the deutschefunds.com address will remain live and automatically redirect you to our new site. As always, we invite you to visit us online frequently to access the most current insights from our CIO, economists and investment specialists.

Thank you for your ongoing trust in us. We look forward to bringing you the very best in investment insight, strategies and solutions for many years to come.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Strategic High Yield Tax-Free Fund	|	3

Portfolio Management Review	(Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

Investment Strategy

The fund invests in a wide variety of municipal bonds. These include general obligation bonds, for which payments of principal and interest are secured by the full faith and credit of the issuer and usually supported by the issuer’s taxing power. In addition, securities held may include revenue bonds, for which principal and interest are secured by revenues from tolls, rents or other fees gained from the facility that was built with the bond issue proceeds.

The fund’s management team seeks to hold municipal bonds that appear to offer the best opportunity to meet the fund’s objective of providing a high level of income exempt from regular federal income tax. In selecting securities, the managers weigh a number of factors against each other, from economic outlooks and possible interest rate movements to characteristics of specific securities such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market. Although portfolio management may adjust the fund’s duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Bloomberg Barclays Municipal Bond Index, generally between five and nine years.

DWS Strategic High Yield Tax-Free Fund posted a return of 2.11% for the period ended May 31, 2018. The overall municipal bond market, as measured by the unmanaged Bloomberg Barclays Municipal Bond Index, delivered a total return of 1.11% for the same period. The average fund in the Morningstar High Yield Muni category returned 3.72% for the 12 months ended May 31, 2018.

Performance for the broader fixed income markets was constrained over the period by an upward move in long-term U.S. Treasury yields which put downward pressure on bond prices. The rise in rates was attributable to investor expectations for higher inflation given economic growth that has hovered in the 3% range in an environment of arguably full employment.

4	|	DWS Strategic High Yield Tax-Free Fund

The most significant event in the period from the municipal market perspective was the passage of a tax reform bill in late December 2017. The bill lowered rates for individual taxpayers through 2025 and included a permanent reduction in the top corporate tax rate from 35% to 21%. In the initial run-up to the bill’s passage, speculation that both advance refundings used by municipalities to lower debt service costs and private activity bonds would be eliminated led to a flood of issuance. (Ultimately only advance refundings were eliminated by the final bill.) Early 2018 saw municipal performance dampened to a degree as demand from banks and insurers softened more or less as expected in the wake of lower corporate tax rates. This was partially offset by positive flows into tax-free mutual funds and a notable reduction in municipal supply relative to the same period in 2017.

“The	most significant event in the period from the municipal market perspective was the passage of a tax reform bill in late December 2017.”

The municipal yield curve flattened notably over the 12 months ended May 31, 2018, and yields rose along the length of the curve. Specifically, the two-year bond yield rose from 0.89% to 1.75%, the five-year yield rose from 1.22% to 1.99%, the 10-year rose from 1.90% to 2.41%, the 20-year rose from 2.59% to 2.77%, and the 30-year rose from 2.74% to 2.87%. (See the graph below for municipal bond yield changes from the beginning to the end of the period.) For the 12 months, municipal market credit spreads — the incremental yield offered by lower-quality issues vs. AAA-rated issues — generally tightened.

Municipal Bond Yield Curve (as of 5/31/18 and 5/31/17)

Source: Municipal Market Data, AAA-rated universe, as of 5/31/18.

Chart is for illustrative purposes only and does not represent any DWS product.

DWS Strategic High Yield Tax-Free Fund	|	5

Positive and Negative Contributors to Fund Performance

The Fund’s overall positioning with respect to credit quality was a positive contributor to performance vs. the benchmark, as credit spreads tightened over the 12 months ended May 31, 2018. In this vein, the Fund had above average exposure to lower quality issues in the BBB and below-investment-grade range. In particular, the Fund’s modest exposure to tobacco-related issues benefited performance as the segment strongly outperformed in the period. Selection within the BBB quality range acted as a constraint on performance, primarily due to a lack of exposure to Chicago credits.

We had significantly less exposure to lower-rated issues than many high yield competitors, most notably with respect to high yield tobacco bonds and Chicago credits, and this constrained performance vs. the peer group.

The Fund’s positioning along the yield curve was a positive contributor to performance relative to the benchmark over the 12 months. Specifically, the Fund was underweight the 3–5-year segment of the yield curve and overweight issues in the 20–30-year maturity range, aiding performance as shorter maturities were more impacted by rising rates as the curve flattened.

In terms of sectors, the Fund’s performance was aided by an overweighting of revenue bonds vs. general obligations, in particular health care and transportation bonds which we viewed as well-positioned to benefit from an improving economic backdrop. An overweight to prerefunded issues acted as a modest drag on performance, despite providing above-average income and a liquidity cushion.

Outlook and Positioning

At the end of the period, longer-term municipal yields were at fairly low levels by historical standards, but were at more or less fair value relative to U.S. Treasuries. As of the end of May 2018, the 10-year municipal bond yield of 2.41% was 84.3% of the comparable-maturity U.S. Treasury bond yield before taking into account the tax advantage of municipals. The 30-year municipal yield of 2.87% was 94.7% of the comparable U.S. Treasury yield.

Credit spreads remain narrow by historical standards. As we look for opportunities to add income to the portfolio by purchasing securities rated

6	|	DWS Strategic High Yield Tax-Free Fund

BBB and below, we continue to perform careful analysis of each security’s risk/reward profile. We continue to closely examine bond covenants on newer issues, as they have generally become less favorable in an environment where many municipal issues have been oversubscribed.

Portfolio Management Team

Rebecca L. Flinn, Director

Portfolio Manager of the Fund through July 12, 2018. Began managing the Fund in 1998.

–	Joined DWS in 1986.

–	BA, University of Redlands, California.

A. Gene Caponi, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2009.

–	Joined DWS in 1998.

–	BS, State University of New York, Oswego; MBA, State University of New York at Albany.

Ashton P. Goodfield, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2014.

–	Joined DWS in 1986.

–	Co-Head of Municipal Bonds.

–	BA, Duke University.

Carol L. Flynn, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2014.

–	Joined DWS in 1994.

–	Co-Head of Municipal Bonds.

–	BS from Duke University; MBA from University of Connecticut.

Michael J. Generazo, Director

Portfolio Manager of the Fund. Began managing the Fund in 2018 (added to the team as of June 25, 2018).

–	Joined DWS in 1999.

–	BS, Bryant College; MBA, Suffolk University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS Strategic High Yield Tax-Free Fund	|	7

Terms to Know

The Bloomberg Barclays Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar High Yield Muni category consists of funds that invest at least 50% of their assets in high-income municipal securities that are not rated or that are rated at a level of BBB and below.

The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as “steep,” this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Credit spread is the additional yield provided by municipal bonds rated AA and below vs. municipals rated AAA with comparable effective maturity.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

8	|	DWS Strategic High Yield Tax-Free Fund

Performance Summary	May 31, 2018 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/18
Unadjusted for Sales Charge	2.11%	2.90%	4.44%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–0.69%	2.33%	4.15%
Bloomberg Barclays Municipal Bond Index†	1.11%	2.92%	4.30%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/18
Unadjusted for Sales Charge	1.35%	2.14%	3.66%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	1.35%	2.14%	3.66%
Bloomberg Barclays Municipal Bond Index†	1.11%	2.92%	4.30%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/18
No Sales Charges	2.37%	3.16%	4.70%
Bloomberg Barclays Municipal Bond Index†	1.11%	2.92%	4.30%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/18
No Sales Charges	2.37%	3.16%	4.72%
Bloomberg Barclays Municipal Bond Index†	1.11%	2.92%	4.30%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2017 are 0.95%, 1.72%, 0.82% and 0.69% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DWS Strategic High Yield Tax-Free Fund	|	9

A portion of the Fund’s distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

†	The Bloomberg Barclays Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

10	|	DWS Strategic High Yield Tax-Free Fund

	Class A	Class C	Class S	Institutional Class
Net Asset Value
5/31/18	$12.08	$12.09	$12.09	$12.10
5/31/17	$12.27	$12.28	$12.28	$12.29
Distribution Information as of 5/31/18
Income Dividends, Twelve Months	$.43	$.34	$.47	$.47
Capital Gain Dividends, Twelve Months	$.01	$.01	$.01	$.01
May Income Dividend	$.0353	$.0277	$.0379	$.0380
SEC 30-day Yield‡‡	2.63%	1.96%	2.95%	2.95%
Tax Equivalent Yield‡‡	4.44%	3.31%	4.98%	4.98%
Current Annualized Distribution Rate‡‡	3.51%	2.75%	3.77%	3.77%

‡‡	The SEC yield is net investment income per share earned over the month ended May 31, 2018, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.58%, 1.93% and 2.85% for Classes A, C and S respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund’s yield and a marginal federal income rate of 40.8%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2018. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.46%, 2.72% and 3.67% for Classes A, C and S respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

DWS Strategic High Yield Tax-Free Fund	|	11

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	5/31/18	5/31/17
Revenue Bonds	83%	80%
Escrow to Maturity/Prerefunded Bonds	7%	12%
General Obligation Bonds	7%	7%
Lease Obligations	3%	1%
	100%	100%

Interest Rate Sensitivity	5/31/18	5/31/17
Effective Maturity	6.6 years	6.2 years
Modified Duration	5.5 years	5.1 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Modified duration is an approximate measure of a fund’s sensitivity to movements in interest rates based on the current interest rate environment.

Quality	5/31/18	5/31/17
AAA	1%	4%
AA	15%	22%
A	32%	28%
BBB	28%	27%
BB	7%	5%
B	1%	1%
CC	—	0%
Not Rated	16%	13%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Top Five State/Territory Allocations (As a % of Investment Portfolio)	5/31/18	5/31/17
Texas	15%	14%
California	8%	9%
Pennsylvania	7%	5%
New York	6%	8%
Illinois	6%	6%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 73 for contact information.

12	|	DWS Strategic High Yield Tax-Free Fund

Investment Portfolio	as of May 31, 2018

	Principal Amount ($)	Value ($)
Municipal Bonds and Notes 98.3%
Alabama 0.2%
Alabama, UAB Medicine Finance Authority Revenue, Series B2, 5.0%, 9/1/2041	3,050,000	3,518,389

Arizona 1.1%
Arizona, Salt Verde Financial Corp., Gas Revenue, 5.25%, 12/1/2025	4,000,000	4,617,240
Arizona, State Industrial Development Authority, Education Revenue, BASIS School Projects:
Series G, 144A, 5.0%, 7/1/2047	1,000,000	1,033,870
Series D, 144A, 5.0%, 7/1/2051	1,035,000	1,062,303
Series G, 144A, 5.0%, 7/1/2051	550,000	564,509
Series A, 144A, 5.25%, 7/1/2047	1,000,000	1,047,520
Glendale, AZ, Industrial Development Authority, Terrace of Phoenix Project, 5.0%, 7/1/2048	690,000	724,893
Maricopa County, AZ, Pollution Control Corp. Revenue, El Paso Electric Co. Project, Series B, 7.25%, 4/1/2040	3,930,000	4,099,501
Tempe, AZ, Industrial Development Authority Revenue, Mirabella at ASU Project, Series A, 144A, 6.125%, 10/1/2047	2,545,000	2,663,368
Tempe, AZ, Industrial Development Authority Revenue, Tempe Life Care Village, Inc.:
Series A, 6.25%, 12/1/2042	1,535,000	1,639,810
Series A, 6.25%, 12/1/2046	1,400,000	1,493,716

		18,946,730

California 7.6%
California, Golden State Tobacco Securitization Corp., Tobacco Settlement, Series A-1, 5.75%, 6/1/2047	9,415,000	9,462,075
California, M-S-R Energy Authority, Series B, 7.0%, 11/1/2034, GTY: Citigroup, Inc.	8,750,000	12,479,512
California, State General Obligation, 5.5%, 3/1/2040	5,130,000	5,452,061
California, State General Obligation, Various Purposes, 5.75%, 4/1/2031	16,000,000	16,536,320
California, State Municipal Finance Authority Revenue, Northbay Healthcare, Series A, 5.25%, 11/1/2047	2,135,000	2,351,105
California, State Public Works Board, Lease Revenue, Series B, 5.0%, 10/1/2039	5,500,000	6,210,325
California, Statewide Communities Development Authority Revenue, Loma Linda University Medical Center:
Series A, 5.25%, 12/1/2044	1,305,000	1,416,865
Series A, 144A, 5.25%, 12/1/2056	5,515,000	5,982,562
Series A, 5.5%, 12/1/2054	1,305,000	1,424,512

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	13

	Principal Amount ($)	Value ($)
California, Statewide Communities Development Authority Revenue, Terraces At San Joaquin Gardens Project:
Series A, 5.625%, 10/1/2032	500,000	538,735
Series A, 6.0%, 10/1/2042	1,000,000	1,087,750
Series A, 6.0%, 10/1/2047	1,000,000	1,085,260
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue, Series A, 5.25%, 11/15/2023, GTY: Merrill Lynch & Co., Inc.	620,000	702,937
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport:
Series B, AMT, 5.0%, 5/15/2041	7,080,000	8,005,002
Series B, AMT, 5.0%, 5/15/2046	3,500,000	3,944,185
Riverside County, CA, Transportation Commission Toll Revenue Senior Lien, Series A, 5.75%, 6/1/2048	2,850,000	3,163,386
Sacramento County, CA, Airport Systems Revenue, Series A, 5.0%, 7/1/2041	1,665,000	1,912,486
San Buenaventura, CA, Community Memorial Health Systems, 7.5%, 12/1/2041	3,250,000	3,651,050
San Francisco, CA, City & County Airports Commission, International Airport Revenue:
Series-B, AMT, 5.0%, 5/1/2041	10,000,000	11,353,300
Series D, AMT, 5.0%, 5/1/2043	3,075,000	3,555,868
Series A, AMT, 5.0%, 5/1/2044	11,000,000	12,138,940
Series D, 5.0%, 5/1/2048	6,250,000	7,204,375
San Francisco, CA, City & County Redevelopment Financing Authority, Tax Allocation, Mission Bay South Redevelopment, Series D, Prerefunded, 7.0%, 8/1/2041	1,400,000	1,592,402
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Revenue, Series A, 5.0%, 1/15/2050	3,555,000	3,865,103
Vernon, CA, Electric Systems Revenue, Series A, 5.5%, 8/1/2041	2,240,000	2,441,734

		127,557,850

Colorado 1.9%
Colorado, E-470 Public Highway Authority Revenue, Series C, 5.375%, 9/1/2026	2,000,000	2,140,800
Colorado, High Performance Transportation Enterprise Revenue, C-470 Express Lanes, 5.0%, 12/31/2056	2,275,000	2,464,098
Colorado, Park Creek Metropolitan District Revenue, Senior Ltd. Property Tax Supported, Series A, 5.0%, 12/1/2045	1,765,000	1,968,910
Colorado, Public Energy Authority, Natural Gas Purchased Revenue, 6.25%, 11/15/2028, GTY: Merrill Lynch & Co., Inc.	6,365,000	7,967,898
Colorado, Regional Transportation District, Private Activity Revenue, Denver Transit Partners, 6.0%, 1/15/2041	2,000,000	2,127,440
Colorado, State Health Facilities Authority Revenue, Christian Living Community, 6.375%, 1/1/2041	1,615,000	1,744,878

The accompanying notes are an integral part of the financial statements.

14	|	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)
Colorado, State Health Facilities Authority Revenue, Covenant Retirement Communities:
Series A, 5.0%, 12/1/2033	4,835,000	5,183,845
Series A, 5.0%, 12/1/2035	2,500,000	2,722,700
Colorado, State Health Facilities Authority, Hospital Revenue, Christian Living Neighborhoods Project, 5.0%, 1/1/2037	1,000,000	1,053,410
Denver City & County, CO, Special Facilities Airport Revenue, United Airlines, Inc. Project, AMT, 5.0%, 10/1/2032	2,225,000	2,404,847
Denver, CO, Convention Center Hotel Authority Revenue, 5.0%, 12/1/2040	2,060,000	2,288,578

		32,067,404

Connecticut 1.4%
Connecticut, Harbor Point Infrastructure Improvement District, Special Obligation Revenue, Harbor Point Project:
144A, 5.0%, 4/1/2039	8,000,000	8,576,960
Series A, Prerefunded, 7.875%, 4/1/2039	9,000,000	9,935,730
Connecticut, Mashantucket Western Pequot Tribe Bond, 6.05%, 7/1/2031* (PIK)	18,409,751	575,305
Connecticut, State Health & Educational Facility Authority Revenue, Church Home of Hartford, Inc. Project:
Series A, 144A, 5.0%, 9/1/2046	1,000,000	1,044,550
Series A, 144A, 5.0%, 9/1/2053	1,500,000	1,559,445
Hamden, CT, Facility Revenue, Whitney Center Project, Series A, 7.625%, 1/1/2030	1,015,000	1,064,704

		22,756,694

District of Columbia 3.4%
District of Columbia, General Obligation, Series D, 5.0%, 6/1/2034	7,760,000	9,042,262
District of Columbia, Georgetown University Revenue:
5.0%, 4/1/2035	5,000,000	5,728,350
5.0%, 4/1/2036	8,500,000	9,724,085
District of Columbia, Ingleside Rock Creek Project:
Series A, 5.0%, 7/1/2042	870,000	910,003
Series A, 5.0%, 7/1/2052	1,305,000	1,355,099
District of Columbia, KIPP Project Revenue, Series B, 5.0%, 7/1/2048	8,440,000	9,353,545
District of Columbia, Metropolitan Airport Authority Dulles Toll Road Revenue, Dulles Metrorail & Capital Improvement Project, Series A, 5.0%, 10/1/2053	7,000,000	7,442,120
District of Columbia, Metropolitan Airport Authority Systems Revenue, Series A, AMT, 4.0%, 10/1/2035	11,530,000	11,976,557
Metropolitan Washington, DC, Airports Authority Systems Revenue, AMT, 5.0%, 10/1/2042	2,000,000	2,284,720

		57,816,741

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	15

	Principal Amount ($)	Value ($)
Florida 4.6%
Collier County, FL, Industrial Development Authority, Continuing Care Community Revenue, Arlington of Naples Project, Series A,144A, 8.125%, 5/15/2044	4,000,000	4,440,800
Florida, Central Expressway Authority Revenue, Senior Lien, Series B, 4.0%, 7/1/2036	4,925,000	5,160,415
Florida, Halifax Hospital Medical Center, 5.0%, 6/1/2036	890,000	977,807
Florida, State Higher Educational Facilities Financial Authority Revenue, Nova Southeastern University Project, 5.0%, 4/1/2035	1,500,000	1,666,875
Florida, State Mid-Bay Bridge Authority, Series A, 5.0%, 10/1/2035	1,030,000	1,143,774
Florida, Village Community Development District No. 12, Special Assessment Revenue, 144A:
4.25%, 5/1/2043	2,500,000	2,567,125
4.375%, 5/1/2050	2,100,000	2,156,910
Florida, Village Community Development District No. 9, Special Assessment Revenue:
5.5%, 5/1/2042	1,320,000	1,427,633
7.0%, 5/1/2041	1,535,000	1,755,441
Greater Orlando, FL, Aviation Authority Airport Facilities Revenue:
Series A, AMT, 5.0%, 10/1/2042	4,965,000	5,637,559
Series A, AMT, 5.0%, 10/1/2047	3,210,000	3,631,056
Greater Orlando, FL, Aviation Authority Airport Facilities Revenue, Jetblue Airways Corp. Project, AMT, 5.0%, 11/15/2026	1,500,000	1,613,370
Lake County, FL, Senior Living Revenue, Village Veranda at Lady Lake Project, Series A-1, 144A, 7.125%, 1/1/2052	3,600,000	3,534,444
Lee County, FL, Airport Revenue, Series A, AMT, 5.375%, 10/1/2032	1,750,000	1,894,637
Martin County, FL, Health Facilities Authority, Martin Memorial Medical Center, 5.5%, 11/15/2042	3,040,000	3,305,787
Miami Beach, FL, Health Facilities Authority, Mount Sinai Medical Center:
5.0%, 11/15/2029	1,000,000	1,072,760
5.0%, 11/15/2044	2,500,000	2,667,125
Miami-Dade County, FL, Aviation Revenue, Series B, AMT, 5.0%, 10/1/2040	2,360,000	2,665,526
Miami-Dade County, FL, Aviation Revenue, Miami International Airport, Series A-1, 5.5%, 10/1/2041	5,000,000	5,381,250
Miami-Dade County, FL, Double Barreled Aviation, 5.0%, 7/1/2041	5,000,000	5,294,900
Miami-Dade County, FL, Expressway Authority, Toll Systems Revenue, Series A, 5.0%, 7/1/2044	2,500,000	2,766,950

The accompanying notes are an integral part of the financial statements.

16	|	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)
Miami-Dade County, FL, Health Facilities Authority Hospital Revenue, Nicklaus Children’s Hospital:
5.0%, 8/1/2036	790,000	894,707
5.0%, 8/1/2037	1,010,000	1,143,007
Orange County, FL, Health Facilities Authority Revenue, Orlando Health, Inc., Series A, 5.0%, 10/1/2034	2,500,000	2,820,650
Palm Beach County, FL, Public Improvement Revenue, 5.0%, 5/1/2036	8,190,000	9,434,962
Tallahassee, FL, Health Facilities Revenue, Memorial Healthcare, Inc. Project:
Series A, 5.0%, 12/1/2044	1,200,000	1,299,168
Series A, 5.0%, 12/1/2055	1,120,000	1,204,638

		77,559,276

Georgia 2.8%
Americus-Sumter County, GA, Hospital Authority, Magnolia Manor Obligated Group, Series A, 6.375%, 5/15/2043	4,000,000	4,392,360
Atlanta, GA, Development Authority, Senior Health Care Facilities Revenue, Proton Treatment Center, Series A-1, 6.5%, 1/1/2029	2,275,000	2,213,962
Atlanta, GA, Tax Allocation, Beltline Project:
Series B, 5.0%, 1/1/2029	3,450,000	3,982,301
Series B, 5.0%, 1/1/2030	1,715,000	1,972,610
Cobb County, GA, Kennestone Hospital Authority, Revenue Anticipation Certificates, Wellstar Health System, Series A, 5.0%, 4/1/2047	1,315,000	1,460,426
DeKalb County, GA, Hospital Authority Revenue, Anticipation Certificates, DeKalb Medical Center, Inc. Project, 6.125%, 9/1/2040	3,750,000	4,008,750
DeKalb County, GA, Water & Sewer Revenue, Series A, 5.25%, 10/1/2032	820,000	900,294
Fulton County, GA, Development Authority Hospital Revenue, Revenue Anticipation Certificates, Wellstar Health System, Series A, 5.0%, 4/1/2047	1,580,000	1,754,732
Fulton County, GA, Residential Care Facilities for Elderly Authority, Retirement Facilities Revenue, Lenbrook Square Foundation, Inc., 5.0%, 7/1/2042	6,400,000	7,000,512
Gainesville & Hall County, GA, Hospital Authority, Northeast Georgia Health System, Inc. Project:
Series A, 5.25%, 8/15/2049	500,000	568,750
Series A, 5.5%, 8/15/2054	1,820,000	2,107,269
Georgia, Glynn-Brunswick Memorial Hospital Authority, Anticipation Certificates, Southeast Georgia Health System Obligated Group, Series A, 5.625%, 8/1/2034	550,000	553,559

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	17

	Principal Amount ($)	Value ($)
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue:
Series A, 5.0%, 3/15/2019, GTY: JPMorgan Chase & Co.	3,000,000	3,072,810
Series A, 5.5%, 9/15/2024, GTY: Merrill Lynch & Co., Inc.	2,440,000	2,829,082
Richmond County, GA, Hospital Authority Revenue, Anticipation Certificates, University Health Services, Inc. Project:
4.0%, 1/1/2035	5,000,000	5,206,600
4.0%, 1/1/2036	3,000,000	3,115,350
Rockdale County, GA, Development Authority, Pratt Paper LLC Project, AMT, 144A, 4.0%, 1/1/2038, GTY: Pratt Industries, Inc. (a)	1,300,000	1,317,550

		46,456,917

Guam 0.3%
Guam, Government Waterworks Authority, Water & Wastewater System Revenue, 5.0%, 7/1/2040	1,040,000	1,114,370
Guam, International Airport Authority, Series C, AMT, 6.375%, 10/1/2043	1,610,000	1,846,928
Guam, Power Authority Revenue, Series A, 5.0%, 10/1/2034	1,200,000	1,275,072

		4,236,370

Hawaii 0.2%
Hawaii, State Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., Inc., 6.5%, 7/1/2039	2,500,000	2,617,625

Illinois 6.3%
Chicago, IL, Board of Education:
Series A, 5.0%, 12/1/2030 (a)	505,000	523,362
Series A, 5.0%, 12/1/2032 (a)	965,000	996,835
Series A, 5.0%, 12/1/2033 (a)	740,000	761,312
Series A, 5.0%, 12/1/2034 (a)	290,000	297,865
Series H, 5.0%, 12/1/2036	2,430,000	2,502,171
Series H, 5.0%, 12/1/2046	1,390,000	1,412,045
Chicago, IL, O’Hare International Airport Revenue, Third Lien, Series A, 5.75%, 1/1/2039	1,595,000	1,730,958
Chicago, IL, O’Hare International Airport Revenue, Senior Lien:
Series B, 5.0%, 1/1/2034	460,000	527,597
Series B, 5.0%, 1/1/2035	990,000	1,133,065
Series B, 5.0%, 1/1/2036	1,155,000	1,319,102
Series B, 5.0%, 1/1/2037	1,155,000	1,316,307
Series B, 5.0%, 1/1/2038	1,615,000	1,843,167
Series B, 5.0%, 1/1/2041	2,125,000	2,374,390
Chicago, IL, O’Hare International Airport, Special Facility Revenue, AMT, 5.0%, 7/1/2048	1,185,000	1,312,494

The accompanying notes are an integral part of the financial statements.

18	|	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)
Cook County, IL, Forest Preservation District, Series C, 5.0%, 12/15/2037	1,845,000	1,949,593
Illinois, Finance Authority Revenue, Friendship Village of Schaumburg, 5.125%, 2/15/2045	7,500,000	7,517,700
Illinois, Finance Authority Revenue, The Admiral at Lake Project:
Series A, Prerefunded, 7.75%, 5/15/2030	1,675,000	1,860,054
Series A, Prerefunded, 8.0%, 5/15/2040	1,000,000	1,114,620
Series A, Prerefunded, 8.0%, 5/15/2046	3,500,000	3,901,170
Illinois, Metropolitan Pier & Exposition Authority Revenue, McCormick Place Expansion Project, Series A, 5.0%, 6/15/2057	1,365,000	1,437,959
Illinois, Metropolitan Pier & Exposition Authority, Dedicated State Tax Revenue, Capital Appreciation-McCormick, Series A, Zero Coupon, 6/15/2038, INS: NATL	20,075,000	7,824,030
Illinois, Railsplitter Tobacco Settlement Authority, Prerefunded, 6.0%, 6/1/2028	6,405,000	7,147,340
Illinois, State Finance Authority Revenue, Edward Elmhurst Obligated Group, Series A, 5.0%, 1/1/2035	7,000,000	7,657,860
Illinois, State Finance Authority Revenue, OSF Healthcare System, Series B, 1.06%**, 6/7/2018, LOC: PNC Bank NA	200,000	200,000
Illinois, State Finance Authority Revenue, OSF Healthcare Systems, Series A, 5.0%, 5/15/2041	5,265,000	5,591,641
Illinois, State Finance Authority Revenue, Park Place of Elmhurst Project, Series C, 2.0%, 5/15/2055*	900,000	45,036
Illinois, State Finance Authority Revenue, Presence Health Network:
Series C, 5.0%, 2/15/2036	1,000,000	1,137,290
Series C, 5.0%, 2/15/2041	1,000,000	1,134,040
Illinois, State Finance Authority Revenue, The Admiral at Lake Project, 5.25%, 5/15/2054	6,000,000	5,942,340
Illinois, State Finance Authority Revenue, Three Crowns Park Obligated Group, 5.25%, 2/15/2047	2,425,000	2,550,979
Illinois, State General Obligation:
Series D, 5.0%, 11/1/2028	15,000,000	16,032,450
5.0%, 2/1/2029	2,275,000	2,419,440
Series A, 5.0%, 12/1/2038	2,890,000	3,032,506
Series A, 5.0%, 12/1/2039	6,210,000	6,506,341
Springfield, IL, Electric Revenue, Senior Lien, 5.0%, 3/1/2040, INS: AGMC	1,935,000	2,117,587

		105,170,646

Indiana 1.2%
Indiana, State Finance Authority Revenue, BHI Senior Living Obligated Group, Series A, 5.25%, 11/15/2046	3,635,000	3,971,528
Indiana, State Finance Authority Revenue, Community Foundation of Northwest Indiana, Inc., 5.0%, 9/1/2036	1,550,000	1,743,471

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	19

	Principal Amount ($)	Value ($)
Indiana, State Finance Authority Revenue, Greencroft Obligation Group, Series A, 7.0%, 11/15/2043	2,290,000	2,592,097
Valparaiso, IN, Exempt Facilities Revenue, Pratt Paper LLC Project, AMT, 7.0%, 1/1/2044, GTY: Pratt Industries (U.S.A.), Inc.	6,220,000	7,351,729
Vigo County, IN, Hospital Authority Revenue, Union Hospital, Inc., Prerefunded, 8.0%, 9/1/2041	4,000,000	4,737,040

		20,395,865

Kansas 0.3%
Lenexa, KS, Health Care Facility Revenue, Lakeview Village, Inc. Project, Series A, 5.0%, 5/15/2039	4,475,000	4,858,329

Kentucky 2.1%
Kentucky, Economic Development Finance Authority, Hospital Facilities Revenue, Owensboro Medical Health Systems, Series A, Prerefunded, 6.5%, 3/1/2045	15,000,000	16,314,600
Kentucky, Public Transportation Infrastructure Authority Toll Revenue, 1st Tier-Downtown Crossing, Series A, 6.0%, 7/1/2053	7,195,000	7,994,509
Kentucky, State Economic Development Finance Authority, Owensboro Health, Inc. Obligated Group:
Series A, 5.0%, 6/1/2045	1,275,000	1,367,514
Series A, 5.25%, 6/1/2041	1,915,000	2,112,551
Louisville & Jefferson County, KY, Metropolitan Government Health Systems Revenue, Norton Healthcare, Inc., Series A, 5.0%, 10/1/2031	6,685,000	7,605,123

		35,394,297

Louisiana 2.1%
Louisiana, Local Government Environmental Facilities & Community Development, Westlake Chemical Corp., Series A, 6.5%, 8/1/2029	6,055,000	6,627,561
Louisiana, New Orleans Aviation Board, General Airport North Terminal, Series B, AMT, 5.0%, 1/1/2048	710,000	791,068
Louisiana, Public Facilities Authority Revenue, Ochsner Clinic Foundation Project:
5.0%, 5/15/2047	990,000	1,096,573
Prerefunded, 5.0%, 5/15/2047	10,000	11,847
Prerefunded, 6.75%, 5/15/2041	2,500,000	2,827,450
Louisiana, Public Facilities Authority, Hospital Revenue, Lafayette General Medical Center, 5.5%, 11/1/2040	5,000,000	5,273,850
Louisiana, State Local Government Environmental Facilities & Community Development Authority Revenue, Westlake Chemical Corp. Project, 3.5%, 11/1/2032	10,110,000	10,019,313

The accompanying notes are an integral part of the financial statements.

20	|	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)
Louisiana, State Local Government Environmental Facilities & Community Development Authority Revenue, Woman’s Hospital Foundation Project:
Series A, 5.0%, 10/1/2037	2,500,000	2,813,000
Series A, 5.0%, 10/1/2041	3,000,000	3,362,850
Louisiana, Tobacco Settlement Financing Corp. Revenue, Series A, 5.25%, 5/15/2035	1,820,000	1,973,208

		34,796,720

Maine 0.6%
Maine, Health & Higher Educational Facilities Authority Revenue, Maine General Medical Center, 6.75%, 7/1/2036	9,000,000	9,790,560

Maryland 2.0%
Anne Arundel County, MD, Special Obligation, National Business Park North Project, 6.1%, 7/1/2040	2,200,000	2,246,332
Maryland, State Economic Development Corp. Revenue, Transportation Facilities Project, Series A, 5.0%, 6/1/2035	1,250,000	1,410,313
Maryland, State Health & Higher Educational Facilities Authority Revenue, Adventist Healthcare, Series A, 6.125%, 1/1/2036	3,250,000	3,599,928
Maryland, State Health & Higher Educational Facilities Authority Revenue, Adventist Healthcare Obligated Group, Series A, 5.5%, 1/1/2046	11,080,000	12,481,620
Maryland, State Health & Higher Educational Facilities Authority Revenue, Medstar Health Obligated Group, Series A, 5.0%, 5/15/2042	7,365,000	8,279,438
Maryland, State Health & Higher Educational Facilities Authority Revenue, Mercy Medical Center, 6.25%, 7/1/2031	2,500,000	2,751,600
Rockville, MD, Mayor & Council Economic Development Revenue, Ingelside at King Farm Project:
Series B, 5.0%, 11/1/2042	910,000	990,280
Series B, 5.0%, 11/1/2047	1,365,000	1,481,339

		33,240,850

Massachusetts 1.9%
Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility:
Series B, 11/15/2056*	430,598	90,447
Series A, 144A, 4.68%, 11/15/2021	3,390,000	3,415,120
Series A-2, 5.5%, 11/15/2046	86,572	86,597
Series A-1, 6.25%, 11/15/2039	1,621,881	1,684,080
Massachusetts, State Development Finance Agency Revenue, NewBridge Charles, Inc.:
144A, 5.0%, 10/1/2047	300,000	320,973
144A, 5.0%, 10/1/2057	700,000	740,586

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	21

	Principal Amount ($)	Value ($)
Massachusetts, State Development Finance Agency Revenue, South Shore Hospital, Series I, 5.0%, 7/1/2041	675,000	744,174
Massachusetts, State Development Finance Agency Revenue, Suffolk University, Series A, 5.75%, 7/1/2039	2,395,000	2,474,921
Massachusetts, State Development Finance Agency Revenue, Tufts Medical Center:
Series I, 7.25%, 1/1/2032	900,000	1,016,055
Series I, Prerefunded, 7.25%, 1/1/2032	1,350,000	1,521,909
Massachusetts, State General Obligation:
Series E, 4.0%, 4/1/2038	15,000,000	15,589,950
Series J, 5.0%, 12/1/2038	4,250,000	4,920,990

		32,605,802

Michigan 3.7%
Dearborn, MI, Economic Development Corp. Revenue, Limited Obligation, Henry Ford Village:
7.0%, 11/15/2038	4,500,000	4,376,070
7.125%, 11/15/2043	1,500,000	1,457,985
144A, 7.5%, 11/15/2044	1,500,000	1,498,185
Detroit, MI, Water & Sewerage Department, Sewerage Disposal System Revenue, Series A, 5.25%, 7/1/2039	2,100,000	2,258,214
Detroit, MI, Water Supply Systems Revenue, Series A, 5.75%, 7/1/2037	7,590,000	8,336,856
Grand Rapids, MI, Economic Development Corp., Beacon Hill Eastgate Project:
Series A, 5.0%, 11/1/2047	2,385,000	2,505,442
Series A, 5.0%, 11/1/2052	1,185,000	1,240,174
Kalamazoo, MI, Economic Development Corp. Revenue, Limited Obligation, Heritage Community:
5.375%, 5/15/2027	1,000,000	1,000,550
5.5%, 5/15/2036	1,000,000	1,000,250
Kentwood, MI, Economic Development Corp., Limited Obligation, Holland Home, 5.625%, 11/15/2041	3,750,000	4,044,187
Michigan, Great Lakes Water Authority, Water Supply Systems Revenue, Series D, 5.0%, 7/1/2036	6,000,000	6,632,640
Michigan, State Finance Authority Revenue, Detroit Water & Sewer, Series C-3, 5.0%, 7/1/2033, INS: AGMC	1,820,000	2,036,817
Michigan, State Finance Authority Revenue, Detroit Water & Sewer Department, Series C, 5.0%, 7/1/2035	910,000	1,002,656
Michigan, State Finance Authority Revenue, Henry Ford Health System, 5.0%, 11/15/2041	1,835,000	2,056,118
Michigan, State Finance Authority Revenue, Trinity Health Corp.:
5.0%, 12/1/2031	10,910,000	11,989,108
5.0%, 12/1/2038	5,525,000	6,020,261

The accompanying notes are an integral part of the financial statements.

22	|	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)
Michigan, State Strategic Fund Limited Obligation Revenue, Holland Home, 5.0%, 11/15/2042	4,000,000	4,316,960

		61,772,473

Minnesota 0.5%
Minneapolis & St. Paul, MN, Metropolitan Airports Commission Revenue, Series C, 5.0%, 1/1/2046	7,580,000	8,730,947

Mississippi 1.0%
Lowndes County, MS, Solid Waste Disposal & Pollution Control Revenue, Weyerhaeuser Co. Project, Series A, 6.8%, 4/1/2022	5,500,000	6,268,900
Mississippi, State Business Finance Corp., Solid Waste Disposal Revenue, Waste Pro U.S.A., Inc. Project, AMT, 144A, 5.0%, 2/1/2036	2,145,000	2,228,805
Warren County, MS, Gulf Opportunity Zone, International Paper Co.:
Series A, 5.375%, 12/1/2035	1,000,000	1,107,920
Series A, 5.8%, 5/1/2034, GTY: International Paper Co.	4,000,000	4,293,280
Series A, 6.5%, 9/1/2032	2,620,000	2,650,811

		16,549,716

Missouri 1.7%
Kansas City, MO, Land Clearance Redevelopment Authority Project Revenue, Convention Center Hotel Project:
Series B,144A, 5.0%, 2/1/2040	1,300,000	1,358,214
Series B, 144A, 5.0%, 2/1/2050	1,780,000	1,827,882
Kirkwood, MO, Industrial Development Authority, Retirement Community Revenue, Aberdeen Heights, Series A, 5.25%, 5/15/2042	2,325,000	2,491,121
Lee’s Summit, MO, Industrial Development Authority, Senior Living Facilities Revenue, John Knox Village Project:
Series A, 5.0%, 8/15/2042	2,500,000	2,619,925
Series A, 5.0%, 8/15/2046	3,000,000	3,112,110
Missouri, State Health & Educational Facilities Authority Revenue, Lutheran Senior Services Projects, Series B, 5.0%, 2/1/2046	1,440,000	1,555,805
Missouri, State Health & Educational Facilities Authority Revenue, Medical Research, Lutheran Senior Services, Series A, 5.0%, 2/1/2046	665,000	718,479
Missouri, State Health & Educational Facilities Authority, Lutheran Senior Services, 6.0%, 2/1/2041	2,250,000	2,419,943
St. Louis County, MO, Industrial Development Authority, Senior Living Facilities, Friendship Village, 5.0%, 9/1/2048	2,440,000	2,650,401
St. Louis County, MO, Industrial Development Authority, Senior Living Facilities, St. Andrews Resources for Seniors Obligated Group, Series A, 5.125%, 12/1/2045	3,635,000	3,837,251

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	23

	Principal Amount ($)	Value ($)
St. Louis, MO, Industrial Development Authority Financing Revenue, Ballpark Village Development Project, Series A, 4.75%, 11/15/2047	2,275,000	2,351,713
St. Louis, MO, Lambert-St. Louis International Airport Revenue, Series A-1, 6.625%, 7/1/2034	4,085,000	4,283,531

		29,226,375

Nebraska 1.0%
Douglas County, NE, Hospital Authority No. 002 Revenue, Health Facilities, Immanuel Obligation Group, 5.625%, 1/1/2040	1,500,000	1,561,035
Douglas County, NE, Hospital Authority No. 3, Health Facilities Revenue, State Methodist Health System, 5.0%, 11/1/2045	1,850,000	2,037,257
Douglas County, NE, Hospital Authority No.2, Health Facilities, Children’s Hospital Obligated Group, 5.0%, 11/15/2047	2,930,000	3,288,984
Lancaster County, NE, Hospital Authority No.1, Health Facilities Revenue, Immanuel Obligation Group, 5.625%, 1/1/2040	2,500,000	2,629,400
Nebraska, Central Plains Energy Project, Gas Project Revenue:
Series A, 5.0%, 9/1/2027	555,000	638,666
Series A, 5.0%, 9/1/2029	695,000	808,021
Series A, 5.0%, 9/1/2033	1,530,000	1,815,207
Scotts Bluff County, NE, Hospital Authority, Regional West Medical Center, Series A, 5.25%, 2/1/2037	4,000,000	4,245,320

		17,023,890

Nevada 0.8%
Carson City, NV, Hospital Revenue, Carson Tahoe Regional Medical Centre:
Series A, 5.0%, 9/1/2042	1,960,000	2,161,018
Series A, 5.0%, 9/1/2047	1,000,000	1,098,450
Nevada, Director of the State Department of Business & Industry Environment, Fulcrum Sierra Biofuels LLC Project, 144A, AMT, 6.25%, 12/15/2037	2,500,000	2,724,675
Nevada, Las Vegas Valley Water District, Series A, 5.0%, 6/1/2041	5,000,000	5,728,850
Sparks, NV, Local Improvement Districts, Limited Obligation District No. 3, Prerefunded, 6.75%, 9/1/2027	1,395,000	1,411,893

		13,124,886

New Hampshire 1.1%
New Hampshire, Health & Education Facilities Authority Revenue, Wentworth-Douglas Hospital, Series A, Prerefunded, 7.0%, 1/1/2038	5,325,000	5,984,182

The accompanying notes are an integral part of the financial statements.

24	|	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)
New Hampshire, State Health & Education Facilities Authority Revenue, Rivermead Retirement Community:
Series A, 6.625%, 7/1/2031	700,000	762,797
Series A, 6.875%, 7/1/2041	2,825,000	3,067,922
New Hampshire, State Health & Educational Facilities Authority Revenue, Elliot Hospital Obligation Group, 5.0%, 10/1/2038	3,835,000	4,194,953
New Hampshire, State Health & Educational Facilities Authority Revenue, Hillside Village:
Series A, 144A, 6.125%, 7/1/2037	900,000	966,987
Series A, 144A, 6.125%, 7/1/2052	2,700,000	2,878,740
Series A, 144A, 6.25%, 7/1/2042	1,090,000	1,175,826

		19,031,407

New Jersey 2.1%
New Jersey, State Economic Development Authority Revenue:
5.0%, 6/15/2028	450,000	480,046
Series DDD, 5.0%, 6/15/2042	1,385,000	1,483,667
Series BBB, 5.5%, 6/15/2030	8,975,000	10,274,580
New Jersey, State Economic Development Authority, Motor Vehicle Surcharge Revenue, Series A, 5.0%, 7/1/2033	880,000	953,366
New Jersey, State Economic Development Authority, Special Facilities Revenue, Continental Airlines, Inc. Project, Series B, AMT, 5.625%, 11/15/2030	2,500,000	2,838,350
New Jersey, State Economic Development Authority, Special Facility Revenue, Port Newark Container Terminal LLC Project, AMT, 5.0%, 10/1/2047	3,000,000	3,258,180
New Jersey, State Economic Development Authority, State Government Buildings Project:
Series A, 5.0%, 6/15/2042	1,155,000	1,241,024
Series A, 5.0%, 6/15/2047	1,280,000	1,370,112
New Jersey, State Health Care Facilities Financing Authority Revenue, University Hospital, Series A, 5.0%, 7/1/2046, INS: AGMC	1,820,000	2,014,977
New Jersey, State Transportation Trust Fund Authority Revenue, Federal Highway Reimbursement Notes, Series A-1, 5.0%, 6/15/2030	1,830,000	2,011,298
New Jersey, State Turnpike Authority Revenue, Series B, 5.0%, 1/1/2040	2,660,000	3,068,736
New Jersey, Tobacco Settlement Financing Corp.:
Series A, 5.0%, 6/1/2046	2,630,000	2,890,344
Series B, 5.0%, 6/1/2046	2,000,000	2,151,440
Series A, 5.25%, 6/1/2046	1,315,000	1,481,610

		35,517,730

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	25

	Principal Amount ($)	Value ($)
New Mexico 0.5%
Farmington, NM, Pollution Control Revenue, Public Service Co. of New Mexico, Series C, 5.9%, 6/1/2040	7,500,000	8,018,100

New York 6.5%
Hudson, NY, Yards Infrastructure Corp. Revenue, Fiscal 2012:
Series A, 5.25%, 2/15/2047	4,780,000	5,137,448
Series A, Prerefunded, 5.25%, 2/15/2047	220,000	239,525
Series A, 5.75%, 2/15/2047	2,665,000	2,895,256
Series A, Prerefunded, 5.75%, 2/15/2047	125,000	137,730
New York, Brooklyn Arena Local Development Corp., Pilot Revenue, Barclays Center Project, Series A, 4.0%, 7/15/2035, INS: AGMC	455,000	477,654
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Orange Regional Medical Center, 144A, 5.0%, 12/1/2045	1,000,000	1,082,640
New York, State Liberty Development Corp. Revenue, World Trade Center Project, Class 1-3, 144A, 5.0%, 11/15/2044	12,500,000	13,291,500
New York, State Thruway Authority, General Revenue, Junior Indebtedness Obligation, Junior Lien, Series A, 5.0%, 1/1/2051	2,250,000	2,522,070
New York, State Transportation Development Corp., Special Facilities Revenue, American Airlines, Inc., John F. Kennedy International Airport Project, AMT, 5.0%, 8/1/2031, GTY: American Airlines Group	1,555,000	1,641,256
New York, State Transportation Development Corp., Special Facilities Revenue, Delta Air Lines, Inc., Laguardia Airport Terminal:
AMT, 5.0%, 1/1/2033	835,000	944,118
AMT, 5.0%, 1/1/2034	835,000	941,930
AMT, 5.0%, 1/1/2036	835,000	941,204
New York, State Transportation Development Corp., Special Facilities Revenue, Laguardia Gateway Partners LLC, Redevelopment Project:
Series A, AMT, 5.0%, 7/1/2041	3,990,000	4,342,197
Series A, AMT, 5.0%, 7/1/2046	9,960,000	10,810,684
New York, TSASC, Inc., Series A, 5.0%, 6/1/2041	595,000	647,063
New York & New Jersey Port Authority:
AMT, 5.0%, 10/15/2035	8,950,000	10,243,901
5.0%, 10/15/2041	5,335,000	6,046,422
New York & New Jersey Port Authority, Special Obligation Revenue, JFK International Air Terminal LLC, 6.0%, 12/1/2042	5,795,000	6,355,666

The accompanying notes are an integral part of the financial statements.

26	|	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue:
Series FF, 5.0%, 6/15/2039	7,445,000	8,458,190
Series EE, 5.0%, 6/15/2047	11,000,000	12,100,990
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured, Series B-1, 5.0%, 8/1/2039	11,595,000	13,021,417
New York, NY, General Obligation, Series B-1, 5.0%, 12/1/2041	3,285,000	3,771,640
Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project, 5.7%, 1/1/2028	1,250,000	990,013
Syracuse, NY, Industrial Development Agency, Carousel Center Project:
Series A, AMT, 5.0%, 1/1/2035	335,000	363,070
Series A, AMT, 5.0%, 1/1/2036	1,050,000	1,132,236

		108,535,820

North Carolina 1.0%
Charlotte, NC, Airport Revenue, Series A, 5.0%, 7/1/2039	1,450,000	1,532,186
New Hanover County, NC, Hospital Revenue, New Hanover Regional Medical Centre:
5.0%, 10/1/2042	1,950,000	2,210,793
5.0%, 10/1/2047	1,800,000	2,014,668
North Carolina, Medical Care Commission, Retirement Facilities Revenue, First Mortgage-Aldersgate, 5.0%, 7/1/2045	3,320,000	3,526,936
North Carolina, State Medical Care Commission, Retirement Facilities Revenue, Aldersgate United Methodist Retirement Community, Inc., Series A, 5.0%, 7/1/2047	2,300,000	2,473,535
North Carolina, State Medical Care Commission, Retirement Facilities Revenue, Southminster, Inc., 5.0%, 10/1/2037	2,200,000	2,368,828
North Carolina, State Medical Care Commission, Retirement Facilities Revenue, United Methodist Retirement Homes:
Series A, 5.0%, 10/1/2042	1,000,000	1,101,320
Series A, 5.0%, 10/1/2047	1,750,000	1,909,302

		17,137,568

North Dakota 0.4%
Grand Forks, ND, Health Care System Revenue, Altru Health System, 5.0%, 12/1/2032	2,000,000	2,124,840
Ward County, ND, Health Care Facilities Revenue, Trinity Obligation Group:
Series C, 5.0%, 6/1/2038	970,000	1,074,527
Series C, 5.0%, 6/1/2043	1,110,000	1,223,764
Series C, 5.0%, 6/1/2048	975,000	1,065,578
Series C, 5.0%, 6/1/2053	1,390,000	1,513,126

		7,001,835

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	27

	Principal Amount ($)	Value ($)
Ohio 2.7%
Centerville, OH, Health Care Revenue, Graceworks Lutheran Services, 5.25%, 11/1/2047	2,480,000	2,629,098
Chillicothe, OH, Hospital Facilities Revenue, Adena Health System Obligated Group Project, 5.0%, 12/1/2037	3,000,000	3,345,360
Cleveland, OH, Airport Systems Revenue, Series A, 5.0%, 1/1/2030	1,000,000	1,075,030
Franklin County, OH, Trinity Health Corp. Revenue, Series 2017, 5.0%, 12/1/2046	4,430,000	5,019,190
Hamilton County, OH, Health Care Facilities Revenue, Christ Hospital Project, 5.5%, 6/1/2042	3,100,000	3,446,239
Hamilton County, OH, Health Care Revenue, Life Enriching Communities Project:
5.0%, 1/1/2036	380,000	409,499
Series A, 5.0%, 1/1/2037	595,000	643,647
5.0%, 1/1/2046	750,000	803,130
Series A, 5.0%, 1/1/2047	1,250,000	1,342,763
5.0%, 1/1/2051	1,270,000	1,355,674
Series A, 5.0%, 1/1/2052	1,000,000	1,070,460
Prerefunded, 6.125%, 1/1/2031	1,700,000	1,855,465
Prerefunded, 6.625%, 1/1/2046	2,500,000	2,782,725
Ohio, Akron, Bath & Copley Joint Township Hospital District Revenue, 5.25%, 11/15/2046	10,345,000	11,388,604
Ohio, Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/1/2047	2,125,000	2,124,957
Ohio, State Air Quality Development Authority, Exempt Facilities Revenue, Pratt Paper LLC Project:
AMT, 144A, 4.25%, 1/15/2038, GTY: Pratt Industries, Inc.	725,000	745,155
AMT, 144A, 4.5%, 1/15/2048, GTY: Pratt Industries, Inc.	1,265,000	1,316,043
Ohio, State Higher Educational Facility Commission Revenue, Summa Health System Obligated Group:
5.75%, 11/15/2040	1,105,000	1,170,659
Prerefunded, 5.75%, 11/15/2040	1,895,000	2,032,293

		44,555,991

Oklahoma 0.9%
Oklahoma, State Development Finance Authority, Health System Revenue, OU Medicine Project:
Series B, 5.5%, 8/15/2052	1,635,000	1,869,557
Series B, 5.5%, 8/15/2057	4,235,000	4,823,326
Tulsa County, OK, Industrial Authority Senior Living Community Revenue, Montereau, Inc. Project, 5.25%, 11/15/2045	1,175,000	1,300,725
Tulsa County, OK, Industrial Authority, Senior Living Community Revenue, Montereau, Inc. Project, Series A, Prerefunded, 7.25%, 11/1/2045	6,500,000	7,130,500

		15,124,108

The accompanying notes are an integral part of the financial statements.

28	|	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)
Oregon 0.3%
Clackamas County, OR, Hospital Facilities Authority Revenue, Mary’s Woods at Marylhurst, Inc. Project:
Series A, 5.0%, 5/15/2038	195,000	211,294
Series A, 5.0%, 5/15/2043	270,000	291,530
Series A, 5.0%, 5/15/2048	370,000	398,168
Clackamas County, OR, Hospital Facilities Authority Revenue, Senior Living-Willamette View Project:
Series A, 5.0%, 11/15/2037	450,000	489,690
Series A, 5.0%, 11/15/2047	900,000	973,152
Series A, 5.0%, 11/15/2052	900,000	969,471
Oregon, Port of Portland Airport Revenue, Series 24B, AMT, 5.0%, 7/1/2042	2,000,000	2,255,260

		5,588,565

Pennsylvania 6.9%
Centre County, PA, Hospital Authority, Mount Nittany Medical Center, Series A, 5.0%, 11/15/2041	1,000,000	1,110,020
Cumberland County, PA, Municipal Authority Revenue, Asbury Obligation Group, 6.125%, 1/1/2045	4,350,000	4,527,436
Lancaster County, PA, Hospital Authority Revenue, University of Pennsylvania Health System Obligated Group, 5.0%, 8/15/2042	900,000	1,015,956
Lancaster County, PA, Hospital Authority, Brethren Village Project:
5.125%, 7/1/2037	900,000	985,716
5.25%, 7/1/2041	900,000	987,759
Montgomery County, PA, Higher Education & Health Authority, Philadelphia Presbyterian Homes, Inc. Project:
5.0%, 12/1/2037	2,365,000	2,621,650
5.0%, 12/1/2047	2,725,000	3,000,552
Pennsylvania, Commonwealth Financing Authority, Series A, 5.0%, 6/1/2035	3,125,000	3,520,750
Pennsylvania, Commonwealth Financing Authority, Tobacco Master Settlement Payment Revenue Bonds:
5.0%, 6/1/2027	485,000	558,885
5.0%, 6/1/2028	485,000	561,853
5.0%, 6/1/2029	485,000	559,603
5.0%, 6/1/2030	325,000	372,593
5.0%, 6/1/2031	320,000	365,981
Pennsylvania, Doylestown Hospital Authority Revenue, Series A, 5.0%, 7/1/2041, GTY: Doylestown Health Foundation	2,750,000	2,969,615
Pennsylvania, Economic Development Finance Authority, U.S. Airways Group, Series B, 8.0%, 5/1/2029, GTY: American Airlines, Inc.	985,000	1,077,570

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	29

	Principal Amount ($)	Value ($)
Pennsylvania, Economic Development Financing Authority, Sewer Sludge Disposal Revenue, Philadelphia Biosolids Facility, 6.25%, 1/1/2032	1,500,000	1,577,010
Pennsylvania, Geisinger Authority Health System Revenue, Series A-1, 5.0%, 2/15/2045	5,555,000	6,268,151
Pennsylvania, State Economic Development Financing Authority Revenue, Bridges Finco LP:
AMT, 5.0%, 12/31/2034	8,005,000	8,860,654
AMT, 5.0%, 12/31/2038	7,640,000	8,400,180
Pennsylvania, State Economic Development Financing Authority, Exempt Facilities Revenue, PPL Energy Supply, Series A, 6.4%, 12/1/2038	1,115,000	1,142,730
Pennsylvania, State Turnpike Commission Revenue:
Series A-1, 5.0%, 12/1/2041	9,755,000	10,807,425
Series A-1, 5.0%, 12/1/2042	2,500,000	2,822,175
Series C, 5.0%, 12/1/2043	7,000,000	7,644,700
Series C, 5.0%, 12/1/2044	1,615,000	1,785,173
Series A-1, 5.0%, 12/1/2046	6,340,000	7,068,149
Series A-1, 5.0%, 12/1/2047	1,665,000	1,872,376
Series A, Prerefunded, 6.5%, 12/1/2036	5,385,000	5,983,650
Pennsylvania, State Turnpike Commission Revenue, Turnpike Subordinate Revenue Refunding Bonds, 5.0%, 6/1/2036	10,000,000	11,052,500
Philadelphia, PA, Airport Revenue, Series A, 5.0%, 6/15/2035	7,085,000	7,444,989
Philadelphia, PA, Authority for Individual Development Senior Living Revenue, Wesley Enhanced Living Obligated Group:
Series A, 5.0%, 7/1/2042	1,365,000	1,458,339
Series A, 5.0%, 7/1/2049	1,590,000	1,690,043
Philadelphia, PA, Gas Works Revenue, Series 9, 5.25%, 8/1/2040	1,835,000	1,943,503
Philadelphia, PA, Gas Works Revenue, 1998 General Ordinance:
Series 14, 4.0%, 10/1/2035	310,000	318,615
Series 14, 4.0%, 10/1/2037	255,000	260,796
Philadelphia, PA, Hospitals & Higher Education Facilities Authority, Temple University Health System:
5.0%, 7/1/2033	910,000	1,006,378
5.0%, 7/1/2034	620,000	682,639
Philadelphia, PA, School District, Series A, 5.0%, 9/1/2038	1,000,000	1,132,730

		115,458,844

Rhode Island 0.4%
Rhode Island, State Health & Educational Building Corp. Revenue, Hospital Financing Lifespan Obligated Group, 5.0%, 5/15/2034	3,150,000	3,479,868
Rhode Island, Tobacco Settlement Financing Corp., Series A, 5.0%, 6/1/2040	2,345,000	2,511,894

		5,991,762

The accompanying notes are an integral part of the financial statements.

30	|	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)
South Carolina 2.5%
Greenwood County, SC, Hospital Revenue, Self Regional Healthcare, Series B, 5.0%, 10/1/2031	1,000,000	1,086,810
Hardeeville, SC, Assessment Revenue, Anderson Tract Municipal Improvement District, Series A, 7.75%, 11/1/2039	4,283,000	4,304,886
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance, Prerefunded, 5.75%, 8/1/2039	3,595,000	3,761,628
South Carolina, State Jobs-Economic Development Authority, Hospital Revenue, AnMed Health Project, 5.0%, 2/1/2038	5,000,000	5,556,550
South Carolina, State Jobs-Economic Development Authority, Hospital Revenue, Conway Hospitals, Inc., 5.25%, 7/1/2047	2,290,000	2,525,664
South Carolina, State Jobs-Economic Development Authority, Residencial Facilities Revenue, Episcopal Home Still Hopes:
5.0%, 4/1/2052	1,575,000	1,634,063
5.0%, 4/1/2047	1,800,000	1,876,842
South Carolina, State Public Service Authority Revenue, Series E, 5.25%, 12/1/2055	10,360,000	11,289,085
South Carolina, State Public Service Authority Revenue, Santee Cooper, Series A, 5.75%, 12/1/2043	8,890,000	9,886,124

		41,921,652

South Dakota 1.1%
South Dakota, State Health & Educational Facilities Authority Revenue, Avera Health, 5.0%, 7/1/2046	16,430,000	18,494,758

Tennessee 0.7%
Jackson, TN, Hospital Revenue, Jackson-Madison Project, 5.625%, 4/1/2038	810,000	812,519
Johnson, TN, Health & Educational Facilities, Board Hospital Revenue, Mountain States Health Alliance, Prerefunded, 6.5%, 7/1/2038	3,570,000	3,859,170
Tennessee, Energy Acquisition Corp., Gas Revenue, Series C, 5.0%, 2/1/2027, GTY: The Goldman Sachs Group, Inc.	6,435,000	7,372,708

		12,044,397

Texas 14.8%
Austin, TX, Airport Systems Revenue:
Series B, AMT, 5.0%, 11/15/2035	625,000	706,200
Series B, AMT, 5.0%, 11/15/2036	1,390,000	1,567,308
Bexar County, TX, Health Facilities Development Corp. Revenue, Army Retirement Residence Funding Project, 5.0%, 7/15/2041	5,395,000	5,788,619

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	31

	Principal Amount ($)	Value ($)
Bexar County, TX, Health Facilities Development Corp. Revenue, Army Retirement Residence Project, Prerefunded, 6.2%, 7/1/2045	6,000,000	6,509,580
Bexar County, TX, Health Facilities Development Corp., Army Retirement Residence Foundation Project:
5.0%, 7/15/2037	675,000	733,597
5.0%, 7/15/2042	540,000	584,534
Brazos River, TX, Harbor Navigation District, Brazoria County Environmental Health, Dow Chemical Co. Project:
Series B-2, 4.95%, 5/15/2033	4,000,000	4,050,760
Series A-3, AMT, 5.125%, 5/15/2033	9,000,000	9,099,360
Cass County, TX, Industrial Development Corp., Environmental Improvement Revenue, International Paper Co. Projects, Series A, 9.25%, 3/1/2024	2,000,000	2,115,040
Central Texas, Regional Mobility Authority Revenue:
5.0%, 1/1/2040	6,125,000	6,740,072
5.0%, 1/1/2046	7,540,000	8,234,208
Central Texas, Regional Mobility Authority Revenue, Capital Appreciation:
Zero Coupon, 1/1/2030	5,000,000	3,226,650
Zero Coupon, 1/1/2032	3,500,000	2,049,915
Central Texas, Regional Mobility Authority Revenue, Senior Lien:
Series A, 5.0%, 1/1/2040	6,765,000	7,418,093
Series A, 5.0%, 1/1/2043	1,000,000	1,078,230
Prerefunded, 6.0%, 1/1/2041	5,455,000	5,986,917
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, 1st Mortgage-Brazos Presbyterian Homes, Inc. Project:
5.0%, 1/1/2048	7,000,000	7,425,390
Series B, Prerefunded, 7.0%, 1/1/2043	3,000,000	3,624,870
Series B, Prerefunded, 7.0%, 1/1/2048	4,000,000	4,833,160
Houston, TX, Airport System Revenue, Special Facilities United Airlines, Inc., Airport Improvement Projects, AMT, 5.0%, 7/15/2028	2,700,000	3,039,930
Houston, TX, Airport System Revenue, United Airlines, Inc., Terminal E Project, AMT, 4.75%, 7/1/2024	3,385,000	3,664,533
Houston, TX, Airport Systems Revenue, Special Facilities Continental Airlines, Inc. Terminal Projects, AMT, 6.625%, 7/15/2038	2,000,000	2,204,520
Lewisville, TX, Combination Contract Revenue, Special Assessment Capital Improvement District No. 4:
6.75%, 10/1/2032	1,250,000	1,255,825
Prerefunded, 6.75%, 10/1/2032	11,205,000	11,389,770

The accompanying notes are an integral part of the financial statements.

32	|	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)
Matagorda County, TX, Navigation District No. 1, Pollution Control Revenue, AEP Texas Central Co. Project, Series A, 4.4%, 5/1/2030, INS: AMBAC	11,000,000	11,779,680
Matagorda County, TX, Navigation District No. 1, Pollution Control Revenue, Central Power & Light Co. Project, Series A, 6.3%, 11/1/2029	3,000,000	3,197,550
Mission, TX, Economic Development Corp. Revenue, Senior Lien, Natgasoline Project, Series B, AMT, 144A, 5.75%, 10/1/2031	750,000	777,533
North Texas, Tollway Authority Revenue:
Series A, 5.0%, 1/1/2034	4,285,000	4,776,618
Series B, 5.0%, 1/1/2045	3,335,000	3,669,634
First Tier, Prerefunded, 6.0%, 1/1/2043	5,000,000	5,507,400
North Texas, Tollway Authority Revenue, Second Tier:
Series B, 5.0%, 1/1/2043	1,155,000	1,300,576
Series B, 5.0%, 1/1/2048	3,230,000	3,624,286
Red River, TX, Health Facilities Development Corp., Retirement Facilities Revenue, MRC Crossings Project, Series A, 8.0%, 11/15/2049	1,715,000	1,997,563
San Antonio, TX, Convention Center Hotel Finance Corp., Contract Revenue, Empowerment Zone, Series A, AMT, 5.0%, 7/15/2039, INS: AMBAC	8,000,000	8,001,360
Tarrant County, TX, Cultural Education Facilities Finance Corp. Revenue, Trinity Terrace Project, The Cumberland Rest, Inc., Series A-1, 5.0%, 10/1/2044	1,575,000	1,672,115
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facilities Revenue, Buckner Senior Living Ventana Project:
Series A, 6.625%, 11/15/2037	2,185,000	2,445,233
Series A, 6.75%, 11/15/2047	1,750,000	1,960,648
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facilities Revenue, Mirador Project:
Series A, 4.875%, 11/15/2048*	1,000,000	701,410
Series A, 5.0%, 11/15/2055*	3,430,000	2,405,253
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facilities Revenue, Northwest Senior Housing Corp., 5.25%, 11/15/2047	5,000,000	5,361,100
Texas, Dallas/Fort Worth International Airport Revenue:
Series D, 5.0%, 11/1/2035	2,715,000	2,885,068
Series A, 5.25%, 11/1/2038	15,000,000	16,096,350
Texas, Love Field Airport Modernization Corp., General Airport Revenue:
AMT, 5.0%, 11/1/2035	1,000,000	1,130,960
AMT, 5.0%, 11/1/2036	1,000,000	1,127,820

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	33

	Principal Amount ($)	Value ($)
Texas, Love Field Airport Modernization Corp., Special Facilities Revenue, Southwest Airlines Co. Project, 5.25%, 11/1/2040	7,445,000	7,954,759
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Series D, 6.25%, 12/15/2026, GTY: Merrill Lynch & Co., Inc.	20,785,000	24,331,129
Texas, New Hope Cultural Education Facilities Finance Corp., Retirement Facilities Revenue, Westminster Manor Project, 4.0%, 11/1/2036	1,475,000	1,482,287
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue, 5.5%, 8/1/2020, GTY: The Goldman Sachs Group, Inc.	10,000,000	10,706,900
Texas, State Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue, 5.0%, 12/15/2030, GTY: Macquarie Group Ltd.	1,670,000	1,820,834
Texas, State Private Activity Bond, Surface Transportation Corp. Revenue, Senior Lien, North Tarrant Express Mobility Partners Segments LLC, AMT, 6.75%, 6/30/2043	2,220,000	2,568,385
Texas, State Transportation Commission, Turnpike Systems Revenue:
Series C, 5.0%, 8/15/2034	8,235,000	9,013,455
Series C, 5.0%, 8/15/2042	2,415,000	2,619,333
Travis County, TX, Health Facilities Development Corp. Revenue, Westminster Manor Health:
7.0%, 11/1/2030	235,000	251,704
Prerefunded, 7.125%, 11/1/2040	3,580,000	4,004,731

		248,498,755

Utah 0.6%
Salt Lake City, UT, Airport Revenue, Series A, AMT, 5.0%, 7/1/2047	5,970,000	6,740,190
Utah, State Charter School Financing Authority Revenue, Freedom Academy Foundation Project, 144A, 5.375%, 6/15/2048	3,180,000	3,249,515

		9,989,705

Virginia 1.6%
Fairfax County, VA, Economic Development Authority, Residential Care Facility Revenue, Goodwin House, Inc., Series A, 5.0%, 10/1/2042	1,635,000	1,816,027
Prince William County, VA, Industrial Development Authority, Residential Care Facilities, Westminster at Lake Ridge:
5.0%, 1/1/2037	1,000,000	1,078,130
5.0%, 1/1/2046	1,530,000	1,630,934
Stafford County, VA, Economic Development Authority, Hospital Facilities Revenue, Mary Washington Healthcare, 5.0%, 6/15/2036	600,000	663,408

The accompanying notes are an integral part of the financial statements.

34	|	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)
Virginia, Chesapeake Bay Bridge & Tunnel District Revenue, First Tier General Resolution Revenue, 5.0%, 7/1/2051	5,000,000	5,508,700
Virginia, Marquis Community Development Authority Revenue:
Series C, Zero Coupon, 9/1/2041	7,906,000	412,298
Series B, 5.625%, 9/1/2041	5,332,000	3,766,898
Virginia, Marquis Community Development Authority Revenue, Convertible Cabs, Step-up Coupon, 0% to 9/1/2021, 7.5% to 9/1/2045	1,640,000	1,176,503
Virginia, Mosaic District Community Development Authority Revenue, Series A, 6.875%, 3/1/2036	2,000,000	2,179,780
Virginia, Small Business Financing Authority, Private Activity Revenue, Transform 66 P3 Project, AMT, 5.0%, 12/31/2052	6,610,000	7,261,614
Virginia, State Small Business Financing Authority Revenue, Elizabeth River Crossings LLC Project, AMT, 6.0%, 1/1/2037	1,640,000	1,830,683

		27,324,975

Washington 2.6%
Klickitat County, WA, Public Hospital District No. 2 Revenue, Skyline Hospital:
5.0%, 12/1/2037	1,025,000	1,012,423
5.0%, 12/1/2046	1,365,000	1,344,607
Washington, Port of Seattle Revenue, Series C, AMT, 5.0%, 5/1/2042	4,150,000	4,714,566
Washington, Port of Seattle, Industrial Development Corp., Special Facilities- Delta Airlines, AMT, 5.0%, 4/1/2030	2,000,000	2,186,820
Washington, State Economic Development Finance Authority, Environmental Facilities Revenue, Columbia Pulp I LLC Project, Series A, AMT, 144A, 7.5%, 1/1/2032	1,865,000	2,209,988
Washington, State General Obligation, Series B, 5.0%, 8/1/2037	6,400,000	7,374,976
Washington, State Health Care Facilities Authority, Virginia Mason Medical Center:
5.0%, 8/15/2034	1,375,000	1,545,129
5.0%, 8/15/2035	1,175,000	1,316,447
5.0%, 8/15/2036	785,000	876,876
Washington, State Housing Finance Commission, Horizon House Project.:
144A, 5.0%, 1/1/2038	1,500,000	1,658,895
144A, 5.0%, 1/1/2043	3,000,000	3,309,360
144A, 5.0%, 1/1/2048	4,815,000	5,294,670
Washington, State Housing Finance Commisiion, Judson Park Project, 144A, 5.0%, 7/1/2048	550,000	574,035

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	35

	Principal Amount ($)	Value ($)
Washington, State Housing Finance Commission, Presbyterian Retirement Communities Northwest Project, Series A, 144A, 5.0%, 1/1/2046	2,500,000	2,635,325
Washington, State Housing Finance Commission, Rockwood Retirement Communities Project, Series A, 144A, 7.375%, 1/1/2044	6,000,000	6,976,680

		43,030,797

West Virginia 1.4%
Monongalia County, WV, Commission Special District Excise Tax Revenue, University Town Center, Series A, 144A, 5.75%, 6/1/2043	500,000	523,935
West Virginia, State Hospital Finance Authority Revenue, Charleston Medical Center, Series A, 5.625%, 9/1/2032	3,080,000	3,195,284
West Virginia, State Hospital Finance Authority Revenue, Thomas Health Systems:
6.5%, 10/1/2028	7,000,000	7,048,510
6.5%, 10/1/2038	3,000,000	3,019,230
West Virginia, State Hospital Finance Authority, State University Health System Obligated Group, Series A, 5.0%, 6/1/2047	8,050,000	8,935,259

		22,722,218

Wisconsin 1.5%
Wisconsin, Public Finance Authority Revenue, Denver International Airport Great Hall Project, AMT, 5.0%, 9/30/2049	1,665,000	1,838,410
Wisconsin, Public Finance Authority, Apartment Facilities Revenue, Senior Obligation Group, AMT, 5.0%, 7/1/2042	3,500,000	3,723,685
Wisconsin, Public Finance Authority, Education Revenue, Mountain Island Charter School Ltd.:
5.0%, 7/1/2047	2,000,000	2,079,500
5.0%, 7/1/2052	910,000	941,249
Wisconsin, Public Finance Authority, Senior Living Revenue, Mary’s Woods at Marylhurst Project, Series A, 144A, 5.25%, 5/15/2047	2,545,000	2,787,920
Wisconsin, State Health & Educational Facilities Authority Revenue, Aurora Health Care, Inc., Series A, 5.625%, 4/15/2039	8,160,000	8,596,805
Wisconsin, State Health & Educational Facilities Authority Revenue, Benevolent Corp. Cedar Community Project:
5.0%, 6/1/2037	1,110,000	1,167,043
5.0%, 6/1/2041	955,000	1,000,916
Wisconsin, State Health & Educational Facilities Authority, St. John’s Communities Inc., Project:
Series A, 5.0%, 9/15/2040	200,000	208,552
Series A, 5.0%, 9/15/2045	270,000	281,027

The accompanying notes are an integral part of the financial statements.

36	|	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)
Series B, 5.0%, 9/15/2045	1,000,000	1,033,750
Series A, 5.0%, 9/15/2050	1,080,000	1,121,505

		24,780,362
Total Municipal Bonds and Notes (Cost $1,581,543,847)		1,646,984,701

Other Municipal Related 0.0%
Texas 0.0%
Brazos River, TX, Pollution Control Authority Revenue, Series D-1, 144A, AMT, 5/1/2033* (b) (Cost $0)	7,000,000	0

Underlying Municipal Bonds of Inverse Floaters (c) 2.7%
Massachusetts 1.0%
Massachusetts, State School Building Authority, Sales Tax Revenue, Series C, 5.0%, 8/15/2037 (d)	15,000,000	17,136,975
Trust: Massachusetts, State School Building Authority, Series 2016-XM0239, 144A, 14.84%, 8/15/2023, Leverage Factor at purchase date: 4 to 1

Michigan 0.7%
Michigan, State Building Authority Revenue, Facilities Program, Series I, 5.0%, 4/15/2034 (d)	10,000,000	11,359,239
Trust: State Building Authority Revenue, Series 2015-XM0123, 144A, 11.224%, 10/15/2023, Leverage Factor at purchase date: 3 to 1

Washington 1.0%
Washington, State General Obligation, Series A-1, 5.0%, 8/1/2037 (d)	15,000,000	17,083,463
Trust: State General Obligation, Series XM0127, 144A, 14.84%, 8/1/2023, Leverage Factor at purchase date: 4 to 1

Total Underlying Municipal Bonds of Inverse Floaters (Cost $45,373,605)		45,579,677

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,626,917,452)	101.0	1,692,564,378
Floating Rate Notes (c)	(1.7)	(29,170,000)
Other Assets and Liabilities, Net	0.7	12,514,788

Net Assets	100.0	1,675,909,166

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	37

The following table represents bonds that are in default:

Security	Coupon	Maturity Date	Principal Amount ($)	Cost ($)	Value ($)
Connecticut, Mashantucket Western Pequot Tribe Bond*	6.05%	7/1/2031	18,409,751	12,391,458	575,305

*	Non-income producing security.

**	Variable rate demand notes are securities whose interest rates are reset periodically (usually daily mode or weekly mode) by remarketing agents based on current market levels, and are not directly set as a fixed spread to a reference rate. These securities may be redeemed at par by the holder at any time, and are shown at their current rates as of May 31, 2018. Date shown reflects the earlier of demand date or stated maturity date.

(a)	When-issued security.

(b)	Investment was valued using signficant unobservable inputs.

(c)	Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund. The Floating Rate Notes represents leverage to the Fund and is the amount owed to the floating rate note holders.

(d)	Security forms part of the below inverse floater. The Fund accounts for these inverse floaters as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

GTY: Guaranty Agreement

INS: Insured

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

The accompanying notes are an integral part of the financial statements.

38	|	DWS Strategic High Yield Tax-Free Fund

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Municipal Investments (e)	$—	$1,692,564,378	$0	$1,692,564,378
Total	$—	$1,692,564,378	$0	$1,692,564,378

There have been no transfers between fair value measurement levels during the year ended May 31, 2018.

(e)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	39

Statement of Assets and Liabilities

as of May 31, 2018

Assets
Investments in non-affiliated securities, at value (cost $1,626,917,452)	$1,692,564,378
Receivable for Fund shares sold	340,079
Interest receivable	24,278,147
Other assets	47,683
Total assets	1,717,230,287

Liabilities
Cash overdraft	154,098
Payable for investments purchased — when-issued securities	3,820,245
Line of credit loan payable	900,000
Payable for Fund shares redeemed	4,461,403
Payable for floating rate notes issued	29,170,000
Distributions payable	1,164,244
Accrued management fee	535,969
Accrued Trustees’ fees	37,530
Other accrued expenses and payables	1,077,632
Total liabilities	41,321,121
Net assets, at value	$1,675,909,166

Net Assets Consist of
Undistributed net investment income	5,736,899
Net unrealized appreciation (depreciation) on investments	65,646,926
Accumulated net realized gain (loss)	(87,891,157)
Paid-in capital	1,692,416,498
Net assets, at value	$1,675,909,166

The accompanying notes are an integral part of the financial statements.

40	|	DWS Strategic High Yield Tax-Free Fund

Statement of Assets and Liabilities as of May 31, 2018 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($225,471,283 ÷ 18,660,492 shares of capital stock outstanding, $.01 par value, unlimited shares authorized)	$12.08
Maximum offering price per share (100 ÷ 97.25 of $12.08)	$12.42
Class C
Net Asset Value, offering and redemption (subject to contingent deferred sales charges) price per share ($87,594,824 ÷ 7,245,451 shares of capital stock outstanding, $.01 par value, unlimited shares authorized)	$12.09
Class S
Net Asset Value, offering and redemption price per share ($1,204,054,403 ÷ 99,561,713 shares of capital stock outstanding, $.01 par value, unlimited shares authorized)	$12.09
Institutional Class
Net Asset Value, offering and redemption price per share ($158,788,656 ÷ 13,125,372 shares of capital stock outstanding, $.01 par value, unlimited shares authorized)	$12.10

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	41

Statement of Operations

for the year ended May 31, 2018

Investment Income
Income:
Interest	$83,075,321
Expenses:
Management fee	8,153,575
Administration fee	1,836,238
Services to shareholders	3,032,809
Distribution and service fees	1,608,888
Custodian fee	18,136
Professional fees	167,080
Reports to shareholders	80,283
Registration fees	74,206
Trustees’ fees and expenses	114,160
Interest expense and fees on floating rate notes issued	607,127
Other	191,327
Total expenses before expense reductions	15,883,829
Expense reductions	(2,195,692)
Total expenses after expense reductions	13,688,137
Net investment income	69,387,184

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	22,777,315
Change in net unrealized appreciation (depreciation) on investments	(50,869,484)
Net gain (loss)	(28,092,169)
Net increase (decrease) in net assets resulting from operations	$41,295,015

The accompanying notes are an integral part of the financial statements.

42	|	DWS Strategic High Yield Tax-Free Fund

Statements of Changes in Net Assets

	Year Ended May 31,
Increase (Decrease) in Net Assets	2018	2017

Operations:
Net investment income	$69,387,184	$72,721,564
Net realized gain (loss)	22,777,315	(9,117,049)
Change in net unrealized appreciation (depreciation)	(50,869,484)	(29,361,340)
Net increase (decrease) in net assets resulting from operations	41,295,015	34,243,175
Distributions to shareholders from:
Net investment income:
Class A	(8,897,334)	(12,352,283)
Class C	(2,802,173)	(3,818,163)
Class S	(49,169,970)	(45,615,724)
Institutional Class	(7,612,874)	(8,751,393)
Net realized gains:
Class A	(219,425)	(204,968)
Class C	(86,500)	(76,093)
Class S	(1,120,895)	(675,566)
Institutional Class	(162,443)	(112,572)
Total distributions	(70,071,614)	(71,606,762)
Fund share transactions:
Proceeds from shares sold	159,021,183	1,114,513,325
Reinvestment of distributions	63,546,760	64,059,185
Payments for shares redeemed	(475,895,622)	(744,404,963)
Net increase (decrease) in net assets from Fund share transactions	(253,327,679)	434,167,547
Increase (decrease) in net assets	(282,104,278)	396,803,960
Net assets at beginning of year	1,958,013,444	1,561,209,484
Net assets at end of year (including undistributed net investment income of $5,736,899 and $2,349,902, respectively)	$1,675,909,166	$1,958,013,444

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	43

Financial Highlights

	Years Ended May 31,
Class A	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$12.27	$12.59	$12.39	$12.49	$12.95
Income from investment operations:
Net investment income	.44	.49	.56	.56	.60
Net realized and unrealized gain (loss)	(.19)	(.33)	.20	(.11)	(.47)
Total from investment operations	.25	.16	.76	.45	.13
Less distributions from:
Net investment income	(.43)	(.47)	(.55)	(.55)	(.59)
Net realized gains	(.01)	(.01)	(.01)	—	—
Total distributions	(.44)	(.48)	(.56)	(.55)	(.59)
Net asset value, end of period	$12.08	$12.27	$12.59	$12.39	$12.49
Total Return (%)[a,b]	2.11	1.29	6.27	3.65	1.27

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	225	264	361	378	447
Ratio of expenses before expense reductions (including interest expense) (%)[c]	.95	.95	.97	1.00	1.05
Ratio of expenses after expense reductions (including interest expense) (%)[c]	.91	.93	.91	.93	.95
Ratio of expenses after expense reductions (excluding interest expense) (%)	.87	.88	.87	.87	.88
Ratio of net investment income (%)	3.61	3.93	4.54	4.51	4.94
Portfolio turnover rate (%)	34	54	36	29	24

[a]	Total return does not reflect the effect of any sales charges.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

The accompanying notes are an integral part of the financial statements.

44	|	DWS Strategic High Yield Tax-Free Fund

	Years Ended May 31,
Class C	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$12.28	$12.59	$12.40	$12.50	$12.96
Income from investment operations:
Net investment income	.35	.39	.47	.47	.51
Net realized and unrealized gain (loss)	(.19)	(.31)	.19	(.12)	(.47)
Total from investment operations	.16	.08	.66	.35	.04
Less distributions from:
Net investment income	(.34)	(.38)	(.46)	(.45)	(.50)
Net realized gains	(.01)	(.01)	(.01)	—	—
Total distributions	(.35)	(.39)	(.47)	(.45)	(.50)
Net asset value, end of period	$12.09	$12.28	$12.59	$12.40	$12.50
Total Return (%)[a,b]	1.35	.61	5.40	2.88	.52

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	88	109	138	144	148
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.71	1.72	1.73	1.76	1.80
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.66	1.68	1.66	1.68	1.70
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.62	1.63	1.62	1.62	1.63
Ratio of net investment income (%)	2.86	3.18	3.79	3.76	4.19
Portfolio turnover rate (%)	34	54	36	29	24

[a]	Total return does not reflect the effect of any sales charges.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	45

	Years Ended May 31,
Class S	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$12.28	$12.60	$12.40	$12.50	$12.96
Income from investment operations:
Net investment income	.47	.51	.59	.59	.63
Net realized and unrealized gain (loss)	(.18)	(.32)	.20	(.11)	(.47)
Total from investment operations	.29	.19	.79	.48	.16
Less distributions from:
Net investment income	(.47)	(.50)	(.58)	(.58)	(.62)
Net realized gains	(.01)	(.01)	(.01)	—	—
Total distributions	(.48)	(.51)	(.59)	(.58)	(.62)
Net asset value, end of period	$12.09	$12.28	$12.60	$12.40	$12.50
Total Return (%)[a]	2.37	1.55	6.54	3.91	1.53

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,204	1,336	873	824	884
Ratio of expenses before expense reductions (including interest expense) (%)[b]	.81	.82	.78	.83	.92
Ratio of expenses after expense reductions (including interest expense) (%)[b]	.66	.68	.66	.68	.70
Ratio of expenses after expense reductions (excluding interest expense) (%)	.62	.63	.62	.62	.63
Ratio of net investment income (%)	3.86	4.16	4.79	4.76	5.20
Portfolio turnover rate (%)	34	54	36	29	24

[a]	Total return would have been lower had certain expenses not been reduced.

[b]	Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

The accompanying notes are an integral part of the financial statements.

46	|	DWS Strategic High Yield Tax-Free Fund

	Years Ended May 31,
Institutional Class	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$12.29	$12.60	$12.40	$12.50	$12.97
Income from investment operations:
Net investment income	.47	.51	.59	.59	.63
Net realized and unrealized gain (loss)	(.18)	(.31)	.20	(.11)	(.48)
Total from investment operations	.29	.20	.79	.48	.15
Less distributions from:
Net investment income	(.47)	(.50)	(.58)	(.58)	(.62)
Net realized gains	(.01)	(.01)	(.01)	—	—
Total distributions	(.48)	(.51)	(.59)	(.58)	(.62)
Net asset value, end of period	$12.10	$12.29	$12.60	$12.40	$12.50
Total Return (%)[a]	2.37	1.64	6.51	3.91	1.45

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	159	250	189	298	315
Ratio of expenses before expense reductions (including interest expense) (%)[b]	.70	.69	.75	.75	.81
Ratio of expenses after expense reductions (including interest expense) (%)[b]	.66	.67	.66	.68	.70
Ratio of expenses after expense reductions (excluding interest expense) (%)	.62	.62	.62	.62	.63
Ratio of net investment income (%)	3.86	4.17	4.80	4.76	5.20
Portfolio turnover rate (%)	34	54	36	29	24

[a]	Total return would have been lower had certain expenses not been reduced.

[b]	Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	47

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Strategic High Yield Tax-Free Fund (formerly Deutsche Strategic High Yield Tax-Free Fund) (the “Fund”) is a diversified series of Deutsche DWS Municipal Trust (formerly Deutsche Municipal Trust) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk).

48	|	DWS Strategic High Yield Tax-Free Fund

Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board, whose valuations are intended to reflect the mean between the bid and asked prices. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate long-term municipal bond into a special purpose Tender Offer Bond trust (the “TOB Trust”). In turn the TOB Trust issues a short-term floating rate note and an inverse floater. The short-term floating rate note is issued in a face amount equal

DWS Strategic High Yield Tax-Free Fund	|	49

to some fraction of the underlying bond’s par amount and is sold to a third party, usually a tax-exempt money market fund. The Fund receives the proceeds from the sale of the short-term floating rate note and uses the cash proceeds to make additional investments. The short-term floating rate note represents leverage to the Fund. The Fund, as the holder of the inverse floater, has full exposure to any increase or decrease in the value of the underlying bond. The income stream from the underlying bond in the TOB Trust is divided between the floating rate note and the inverse floater. The inverse floater earns all of the interest from the underlying long-term fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the TOB Trust. The floating rate notes issued by the TOB Trust are valued at cost, which approximates fair value.

By holding the inverse floater, the Fund has the right to collapse the TOB Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption “Payable for floating rate notes issued” in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the TOB Trust are included in “Interest expense and fees on floating rate notes issued” in the Statement of Operations. The weighted average outstanding daily balance of the floating rate notes issued during the year ended May 31, 2018 was approximately $33,681,000, with a weighted average interest rate of 1.80%.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the TOB Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the TOB Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund’s inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The TOB Trust could be terminated outside of the Fund’s control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

The final rules implementing Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) preclude banking entities from sponsoring and/or providing services to TOB Trusts. In response to these rules, investment market participants have

50	|	DWS Strategic High Yield Tax-Free Fund

developed and are developing new TOB Trust structures that are designed to ensure that banking entities do not sponsor TOB Trusts in violation of the Volcker Rule. As of July 17, 2017, the Volcker Rule’s final compliance date, all Fund TOB Trusts were structured to be in compliance with the Volcker Rule. Any new TOB Trust structures must currently comply with the Volcker Rule. Accordingly, to the extent the Fund wishes to restructure a Legacy TOB Trust or create a new TOB Trust, it must do so in a Volcker-compliant manner. A Volcker-compliant TOB Trust structure is substantially similar to traditional TOB Trust structures. The ultimate impact of the new rules on the inverse floater market and the municipal market generally is not yet certain. Such changes could make early unwinds of TOB Trusts more likely in adverse market scenarios, may make the use of TOB Trusts more expensive, and may make it more difficult to use TOB Trusts in general. The new rules may also expose the Fund to additional risks, including, but not limited to, compliance, securities law and operational risks.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

DWS Strategic High Yield Tax-Free Fund	|	51

At May 31, 2018, the Fund had net tax basis capital loss carryforwards of approximately $91,477,000, including $3,468,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2019, the expiration date, whichever occurs first; and approximately $88,009,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($77,597,000) and long-term losses ($10,412,000).

The Fund has reviewed the tax positions for the open tax years as of May 31, 2018 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in inverse floaters transactions, certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2018, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$5,977,639
Undistributed ordinary income*	$2,794,346
Capital loss carryforwards	$(91,477,000)
Net unrealized appreciation (depreciation) on investments	$69,232,462

At May 31, 2018, the aggregate cost of investments for federal income tax purposes was $1,623,331,916. The net unrealized appreciation for all investments based on tax cost was $69,232,462. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $121,347,259 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $52,114,797.

52	|	DWS Strategic High Yield Tax-Free Fund

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended May 31,
	2018	2017
Distributions from tax-exempt income	$68,482,351	$70,537,563
Distributions from ordinary income*	$1,589,263	$1,069,199

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended May 31, 2018, purchases and sales of investment securities (excluding short-term investments) aggregated $612,121,691 and $857,445,427, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

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Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $300 million of the Fund’s average daily net assets	.515%
Next $200 million of such net assets	.465%
Next $500 million of such net assets	.440%
Next $500 million of such net assets	.420%
Next $500 million of such net assets	.410%
Over $2 billion of such net assets	.400%

Accordingly, for the year ended May 31, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.44% of the Fund’s average daily net assets.

For the period from June 1, 2017 through September 30, 2017, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	.88%
Class C	1.63%
Class S	.63%
Institutional Class	.63%

Effective October 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	.87%
Class C	1.62%
Class S	.62%
Institutional Class	.62%

54	|	DWS Strategic High Yield Tax-Free Fund

For the year ended May 31, 2018, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$114,029
Class C	54,024
Class S	1,942,128
Institutional Class	85,511
$2,195,692

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2018, the Administration Fee was $1,836,238, of which $142,554 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2018
Class A	$13,188	$3,401
Class C	3,722	972
Class S	92,637	23,386
Institutional Class	5,101	1,333
	$114,648	$29,092

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended May 31, 2018, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2018
Class C	$745,949	$56,394

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In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2018, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2018	Annual Rate
Class A	$614,457	$98,876	.25%
Class C	248,482	37,629	.25%
	$862,939	$136,505

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2018 aggregated $8,470.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended May 31, 2018, the CDSC for Class C shares aggregated $2,310. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2018, DDI received $2,897 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended May 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $22,880, of which $9,886 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers or common trustees. During the year ended May 31, 2018, the Fund engaged in securities purchases of $133,395,000 and securities sales of $149,040,000 with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

56	|	DWS Strategic High Yield Tax-Free Fund

D. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

At May 31, 2018, the Fund had a $900,000 outstanding loan. Interest expense incurred on the borrowings was $13,351 for the year ended May 31, 2018. The average dollar amount of the borrowings was $7,480,435, the weighted average interest rate on these borrowings was 2.83%, and the Fund had a loan outstanding for 23 days throughout the period. The borrowings were valued at cost, which approximates fair value.

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F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2018		Year Ended May 31, 2017
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	2,006,333	$24,543,592	4,185,836	$51,302,166
Class C	271,667	3,323,171	739,763	9,146,070
Class S	8,730,665	106,459,909	78,482,929	956,409,948
Institutional Class	2,022,992	24,694,511	8,079,609	97,655,141
		$159,021,183		$1,114,513,325

Shares issued to shareholders in reinvestment of distributions
Class A	653,937	$7,967,302	918,135	$11,333,052
Class C	196,122	2,391,058	250,517	3,094,087
Class S	3,763,812	45,888,483	3,321,485	40,838,565
Institutional Class	597,312	7,299,917	714,131	8,793,481
		$63,546,760		$64,059,185

Shares redeemed
Class A	(5,475,689)	$(66,704,791)	(12,331,089)	$(150,041,399)
Class C	(2,063,634)	(25,141,073)	(3,109,065)	(38,182,022)
Class S	(21,662,386)	(263,687,998)	(42,409,776)	(514,810,429)
Institutional Class	(9,860,309)	(120,361,760)	(3,387,703)	(41,371,113)
		$(475,895,622)		$(744,404,963)

Net increase (decrease)
Class A	(2,815,419)	$(34,193,897)	(7,227,118)	$(87,406,181)
Class C	(1,595,845)	(19,426,844)	(2,118,785)	(25,941,865)
Class S	(9,167,909)	(111,339,606)	39,394,638	482,438,084
Institutional Class	(7,240,005)	(88,367,332)	5,406,037	65,077,509
		$(253,327,679)		$434,167,547

58	|	DWS Strategic High Yield Tax-Free Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Municipal Trust and Shareholders of DWS Strategic High Yield Tax-Free Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Strategic High Yield Tax-Free Fund (one of the funds constituting Deutsche DWS Municipal Trust, referred to hereafter as the “Fund”) as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statements of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the five years in the period ended May 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

DWS Strategic High Yield Tax-Free Fund	|	59

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 24, 2018

We have served as the auditor of one or more investment companies in the DWS family of funds since 1930.

60	|	DWS Strategic High Yield Tax-Free Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2017 to May 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS Strategic High Yield Tax-Free Fund	|	61

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2017 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/18	$1,008.90	$1,005.20	$1,010.20	$1,011.00
Expenses Paid per $1,000*	$4.56	$8.30	$3.31	$3.31

Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/18	$1,020.39	$1,016.65	$1,021.64	$1,021.64
Expenses Paid per $1,000*	$4.58	$8.35	$3.33	$3.33

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche Strategic
High Yield Tax-Free Fund†	.91%	1.66%	.66%	.66%

†	Includes interest expense and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities of 0.04% for each class.

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

Of the dividends paid from net investment income for the taxable year ended May 31, 2018, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

62	|	DWS Strategic High Yield Tax-Free Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Strategic High Yield Tax-Free Fund’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests

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of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the

64	|	DWS Strategic High Yield Tax-Free Fund

one-, three- and five-year periods ended December 31, 2016. The Board noted the disappointing investment performance of the Fund in some past periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board considered DIMA’s statements that the Fund had a lower risk profile than many of its peer funds. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board noted that, in connection with the 2014 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee rate by 0.05% and make corresponding adjustments to each management fee breakpoint. The Board further noted that, in connection with the 2016 contract renewal process, DIMA agreed to implement a new management fee breakpoint. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

DWS Strategic High Yield Tax-Free Fund	|	65

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

66	|	DWS Strategic High Yield Tax-Free Fund

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Strategic High Yield Tax-Free Fund	|	67

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	87	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	87	Portland General Electric[2] (utility company) (2003– present)

68	|	DWS Strategic High Yield Tax-Free Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; American Documentary, Inc. (public media); Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	87	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	87	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	87	—

DWS Strategic High Yield Tax-Free Fund	|	69

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	87	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	87	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	87	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	87	—

70	|	DWS Strategic High Yield Tax-Free Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	87	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director[3], DWS; Secretary and Managing Director[3], DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,10] (1966) Treasurer and Chief Financial Officer since 2018	Director[3], DWS; formerly: Assistant Treasurer for the DWS funds (2007-2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director[3], Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)

DWS Strategic High Yield Tax-Free Fund	|	71

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

[10]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

72	|	DWS Strategic High Yield Tax-Free Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Strategic High Yield Tax-Free Fund	|	73

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This wellresourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	NOTAX	NOTCX	SHYTX	NOTIX
CUSIP Number	25158T 103	25158T 301	25158T 400	25158T 509
Fund Number	152	352	2008	512

74	|	DWS Strategic High Yield Tax-Free Fund

DSHYTFF-2

(R-027921-7 7/18)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

dWS strategic high yield tax free Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2018	$96,439	$0	$0	$0
2017	$94,081	$3,000	$0	$0

The “Audit Related Fees Billed to Fund” were billed for services rendered in connection with a registration filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to DWS Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2018	$0	$0	$0
2017	$0	$52,339	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2018	$0	$0	$0	$0
2017	$0	$52,339	$0	$52,339

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2017 and 2018 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

Pursuant to PCAOB Rule 3526, PwC is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between PwC, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on PwC’s independence. Pursuant to PCAOB Rule 3526, PwC has reported the matters set forth below that may reasonably be thought to bear on PwC’s independence. In its PCAOB Rule 3526 communications to the Audit Committee, PwC affirmed that they are independent accountants with respect to the DWS Funds, within the meaning of PCAOB Rule 3520. PwC also informed the Audit Committee that they concluded that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within PwC’s audit of the financial statements of the Fund. Finally, PwC confirmed to the Audit Committee that they can continue to serve as the independent registered public accounting firm for the Fund.

•	PwC advised the Fund’s Audit Committee that covered persons within PwC that provided non-audit services to entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”) maintained financial relationships with investment companies within the DWS Funds Complex. PwC informed the Audit Committee that these financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. PwC reported that the breaches have been resolved and that, among other things, the breaches (i) did not involve professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, (ii) involved professionals whose non-audit services were not and will not be utilized or relied upon by the audit engagement team in the audit of the financial statements of the Fund and (iii) involved professionals that did not provide any consultation to the audit engagement team of the Fund.
•	PwC advised the Fund’s Audit Committee of certain lending relationships of PwC with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that PwC had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. PwC’s lending relationships affect PwC’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

PwC stated that, in each lending relationship, (i) PwC believes that it is unlikely the lenders would have any interest in the outcome of the audit of the Fund and therefore would not seek to influence the outcome of the audit, (ii) no third party made an attempt to influence the outcome of the audit of the Fund and even if an attempt was made, PwC professionals are required to disclose any relationships that may raise issues about objectivity, confidentiality, independence, conflicts of interest or favoritism, and (iii) the lenders typically lack influence over the investment adviser, who controls the management of the Fund. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by PwC, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC represented that they have complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Fund relying on the no action letter, and affirmed that they are independent accountants within the meaning of PCAOB Rule 3520.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic High Yield Tax-Free Fund, a series of Deutsche DWS Municipal Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	7/30/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	7/30/2018

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	7/30/2018